UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2012

TIME WARNER CABLE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33335	84-1496755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Columbus Circle, New York, New York 10023

(Address of principal executive offices)         (Zip Code)

Registrant’s telephone number, including area code: (212) 364-8200

                             Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 30, 2012 (the “Closing Date”), Time Warner Cable Inc. (the “Company”) and certain of its subsidiaries completed an internal reorganization to simplify its organizational structure (the “Restructuring”). As part of the Restructuring, on the Closing Date, Time Warner Entertainment Company, L.P. (“TWE”), an indirect wholly owned subsidiary of the Company, merged with and into Time Warner Cable Enterprises LLC (“TWCE”), a Delaware limited liability company and an indirect wholly owned subsidiary of the Company, with TWCE as the surviving entity.

Restructuring and Indebtedness

Second Supplemental Indenture

On, and effective as of, the Closing Date, the Company, TW NY Cable Holding Inc. (“TW NY”), a wholly owned subsidiary of the Company, TWCE, Time Warner Cable Internet Holdings II LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of the Company (“TWC Internet Holdings II”), and The Bank of New York Mellon, as trustee (the “Trustee”), entered into the Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Indenture, dated as of April 9, 2007, as amended, by and among the Company, TW NY, TWE and the Trustee (as so supplemented, the “TWC Indenture”), providing for (i) TWCE’s succession to, and assumption of all of the rights and obligations of, TWE as a guarantor under the TWC Indenture and the securities issued thereunder, and (ii) the addition of TWC Internet Holdings II as a guarantor under the TWC Indenture and the securities issued thereunder. As of the Closing Date, a total of $24.5 billion aggregate principal amount of debt securities are outstanding under the TWC Indenture. Pursuant to the TWC Indenture, TW NY, TWCE and TWC Internet Holdings II fully, unconditionally and irrevocably guarantee the payment of principal and interest on the debt securities issued by the Company thereunder.

Twelfth Supplemental Indenture

On, and effective as of, the Closing Date, the Company, TW NY, TWCE, TWC Internet Holdings II and the Trustee entered into the Twelfth Supplemental Indenture (the “Twelfth Supplemental Indenture”) to the Indenture, dated as of April 30, 1992, as amended, by and among TWE, the Company, TW NY and the Trustee (as so supplemented, the “TWCE Indenture”), providing for (i) TWCE’s succession to, and assumption of all of the rights and obligations of, TWE as issuer under the TWCE Indenture, and (ii) the addition of TWC Internet Holdings II as a guarantor under the TWCE Indenture. As of the Closing Date, a total of $2.350 billion aggregate principal amount of debt securities are outstanding under the TWCE Indenture (of which $350 million in aggregate principal amount matured and was repaid on October 1, 2012). Pursuant to the TWCE Indenture, TWCE succeeded to, and assumed all of the rights and obligations of, TWE as issuer of the debt securities under the TWCE Indenture, and the Company, TW NY and TWC Internet Holdings II fully, unconditionally and irrevocably guarantee the payment of principal and interest on the debt securities issued thereunder.

A copy of each of the Second Supplemental Indenture and the Twelfth Supplemental Indenture is attached as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

$3.5 Billion Five-Year Revolving Credit Facility

On, and effective as of, the Closing Date, TWCE, TW NY and TWC Internet Holdings II entered into an amendment and joinder (the “Amendment and Joinder”) to the guarantee (the “Guarantee”), dated as of April 27, 2012, by TWE and TW NY in favor of Citibank, N.A., as administrative agent for the lenders, parties to the $3.5 billion five-year revolving credit agreement, dated as of April 27, 2012 (the “Credit Agreement”), among the Company, the Lenders, the Co-Syndication Agents, the Co-Documentation Agents and the Administrative Agent thereunder. The Amendment and Joinder provides for (i) TWCE’s succession to, and assumption of, all of the rights and obligations of TWE as guarantor under the Guarantee, and (ii) TWC Internet Holdings II’s agreement to become a party to the Guarantee and its assumption of all of the rights and obligations of a guarantor thereunder. A copy of the Amendment and Joinder is attached as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated as of September 30, 2012, among Time Warner Cable Inc. (“the Company”), TW NY Cable Holding Inc. (“TW NY”), Time Warner Cable Enterprises LLC (“TWCE”), Time Warner Cable Internet Holdings II LLC (“TWC Internet Holdings II”) and The Bank of New York Mellon, as trustee (the “Trustee”).

4.2	Twelfth Supplemental Indenture, dated as of September 30, 2012, among TWCE, the Company, TW NY, TWC Internet Holdings II and the Trustee.

4.3	Amendment and Joinder to Guarantee, dated as of September 30, 2012, by TWCE, TW NY and TWC Internet Holdings II, in favor of Citibank, N.A., as Administrative Agent for the lenders, parties to the $3.5 billion five-year credit agreement, dated as of April 27, 2012, by and among, the Company, the lenders party thereto, Citibank, N.A. as Administrative Agent, BNP Paribas, Deutsche Bank Securities Inc. and Wells Fargo Bank, National Association, as Co-Syndication Agents, and Barclays Bank PLC, JPMorgan Chase Bank, N.A., Mizuho Corporate Bank, LTD., RBC Capital Markets, Sumitomo Mitsui Banking Corporation, The Bank of Tokyo-Mitsubishi UFJ, LTD. and The Royal Bank of Scotland plc, as Co-Documentation Agents.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER CABLE INC.

By:	/s/ Marc Lawrence-Apfelbaum
	Name:	Marc Lawrence-Apfelbaum
	Title:	Executive Vice President, General Counsel and Secretary

Date: October 1, 2012

Exhibit Index

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated as of September 30, 2012, among Time Warner Cable Inc. (“the Company”), TW NY Cable Holding Inc. (“TW NY”), Time Warner Cable Enterprises LLC (“TWCE”), Time Warner Cable Internet Holdings II LLC (“TWC Internet Holdings II”) and The Bank of New York Mellon, as trustee (the “Trustee”).

4.2	Twelfth Supplemental Indenture, dated as of September 30, 2012, among TWCE, the Company, TW NY, TWC Internet Holdings II and the Trustee.

4.3	Amendment and Joinder to Guarantee, dated as of September 30, 2012, by TWCE, TW NY and TWC Internet Holdings II, in favor of Citibank, N.A., as Administrative Agent for the lenders, parties to the $3.5 billion five-year credit agreement, dated as of April 27, 2012, by and among, the Company, the lenders party thereto, Citibank, N.A. as Administrative Agent, BNP Paribas, Deutsche Bank Securities Inc. and Wells Fargo Bank, National Association, as Co-Syndication Agents, and Barclays Bank PLC, JPMorgan Chase Bank, N.A., Mizuho Corporate Bank, LTD., RBC Capital Markets, Sumitomo Mitsui Banking Corporation, The Bank of Tokyo-Mitsubishi UFJ, LTD. and The Royal Bank of Scotland plc, as Co-Documentation Agents.